Exhibit 10.2

MEDBOX, INC.

JULY 2014 WARRANT AMENDMENT

September 28, 2015

Reference is made to those certain Warrants issued by Medbox, Inc. (the “Company”) to Redwood Management, LLC (the “Investor”) listed on Exhibit A attached hereto (as may be amended or adjusted, the “July 2014 Warrants”).

Pursuant to the Supplemental Agreement entered into between the Company and the Investor on the date hereof, the Company has agreed to reduce the Exercise Price (as defined in the July 2014 Warrants) of each of the July 2014 Warrants issued to the Investor to $0.06 per share. Furthermore, when exercised, such July 2014 Warrants shall be exercised for cash pursuant to Section 1.1 of the Warrant, and Section 1.2 shall be deemed to be void and inapplicable. The terms of the Investor’s July 2014 Warrants otherwise remain unchanged.

Accordingly, the Company, by executing and delivering this Warrant Amendment to the Investor, hereby certifies that from and after the date hereof, the Exercise Price of each of the Investor’s July 2014 Warrants shall be $0.06 per share.

THIS JULY 2014 WARRANT AMENDMENT SHOULD BE ATTACHED TO THE ORIGINAL JULY 2014 WARRANT CERTIFICATES REPRESENTING EACH OF THE JULY 2014 WARRANTS ISSUED TO THE INVESTOR.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this July 2014 Warrant Amendment to be signed by its duly authorized officer as of the date first written above.

MEDBOX, INC.
a Nevada Corporation

By:	/s/ C. Douglas Mitchell
Name: C. Douglas Mitchell
Title: Chief Financial Officer

EXHIBIT A

WARRANTS

1.	Warrant No. RD01 dated 01/30/2015 granting Redwood the right to purchase 40,552 shares of the Company’s common stock at an exercise price of $4.93;

2.	Warrant No. RD02 dated 02/26/2015 granting Redwood the right to purchase 45,537 shares of the Company’s common stock at an exercise price of $2.20;

3.	Warrant No. RD03 dated 03/13/2015 granting Redwood the right to purchase 21,151 shares of the Company’s common stock at an exercise price of $2.36;

4.	Warrant No. RD04 dated 03/16/2015 granting Redwood the right to purchase 10,575 shares of the Company’s common stock at an exercise price of $2.36;

5.	Warrant No. RD05 dated 03/20/2015 granting Redwood the right to purchase 27,964 shares of the Company’s common stock at an exercise price of $1.79;

6.	Warrant No. RD06 dated 03/20/2015 granting Redwood the right to purchase 13,982 shares of the Company’s common stock at an exercise price of $1.79;

7.	Warrant No. RD07 dated 03/27/2015 granting Redwood the right to purchase 75,758 shares of the Company’s common stock at an exercise price of $1.98;

8.	Warrant No. RD08 dated 04/02/2015 granting Redwood the right to purchase 60,386 shares of the Company’s common stock at an exercise price of $1.66;

9.	Warrant No. RD09 dated 04/02/2015 granting Redwood the right to purchase 30,193 shares of the Company’s common stock at an exercise price of $1.66;

10.	Warrant No. RD10 dated 04/10/2015 granting Redwood the right to purchase 107,914 shares of the Company’s common stock at an exercise price of $1.39;

11.	Warrant No. RD11 dated 04/17/2015 granting Redwood the right to purchase 41,667 shares of the Company’s common stock at an exercise price of $1.20;

12.	Warrant No. RD12 dated 04/24/2015 granting Redwood the right to purchase 127,119 shares of the Company’s common stock at an exercise price of $1.18;

13.	Warrant No. RD13 dated 04/24/2015 granting Redwood the right to purchase 21,186 shares of the Company’s common stock at an exercise price of $1.18;

14.	Warrant No. RD14 dated 05/01/2015 granting Redwood the right to purchase 156,250 shares of the Company’s common stock at an exercise price of $0.96;

15.	Warrant No. RD15 dated 05/07/2015 granting Redwood the right to purchase 134,615 shares of the Company’s common stock at an exercise price of $0.78;

16.	Warrant No. RD16 dated 05/08/2015 granting Redwood the right to purchase 42,000 shares of the Company’s common stock at an exercise price of $0.75;

17.	Warrant No. RD17 dated 05/15/2015 granting Redwood the right to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.75;

18.	Warrant No. RD18 dated 05/22/2015 granting Redwood the right to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.60;

19.	Warrant No. RD19 dated 05/29/2015 granting Redwood the right to purchase 258,621 shares of the Company’s common stock at an exercise price of $0.58;

20.	Warrant No. RD20 dated 06/05/2015 granting Redwood the right to purchase 288,462 shares of the Company’s common stock at an exercise price of $0.52;

21.	Warrant No. RD21 dated 06/12/2015 granting Redwood the right to purchase 930,233 shares of the Company’s common stock at an exercise price of $0.43;

22.	Warrant No. RD22 dated 06/19/2015 granting Redwood the right to purchase 3,448,276 shares of the Company’s common stock at an exercise price of $0.29.